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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 16, 1998


                              BESICORP GROUP INC.
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(Exact name of Registrant as specified in its charter)


New York                       0-9964                 14-1588329
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(State or other                (Commission File       (I.R.S. Employer
jurisdiction of incorporation) Number)                Identification No.)



1151 Flatbush Road, Kingston, New York            12401
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: 914-336-7700




This document consists of 3 pages.


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ITEM 5. OTHER EVENTS

The Company announced that three independent power project partnerships in which it holds ownership interests ranging from 36% to 50%, which supply electricity to Niagara Mohawk Power Corporation, have been named as defendants in a lawsuit filed in the U. S. District Court for the Southern District of New York by Norcen Energy Resources, Ltd., a Canadian corporation which supplies natural gas to the projects.


ITEM 5. EXHIBITS

99.1 Press Release of the Company dated April 16, 1998


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Besicorp Group Inc., Registrant



                                    By: /s/ Michael J. Daley
                                    Michael J. Daley
Date: April 22, 1998                President, CEO, CFO






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